York Space Systems Announces Chief Financial Officer Transition

DENVER — August 5, 2026 — York Space Systems (York) (NYSE: YSS) today announced that Kevin Messerle, will step down from his current role as Chief Financial Officer. York has named Brian Frantz, currently Chief Accounting Officer, as interim CFO, effective August 14, 2026. York wishes Messerle well in his next chapter outside the industry.

Frantz brings more than three decades of financial leadership experience, having held both CFO and CAO roles across public and private companies throughout his career, including prior service as CFO of RE/MAX International and as Principal Financial Officer of Intrepid Potash, Inc. (NYSE: IPI). He joined York as Chief Accounting Officer and played a central role in leading the company's transition to a public company, with direct responsibility for financial reporting, internal controls, and SEC compliance.

“Brian’s CFO and CAO experience for both public and private companies, coupled with his institutional knowledge of York, and the strong working partnership we’ve built through our pubic-company transition position him well to lead York’s finance organization and keep us focused on what matters most, executing our strategy and delivering for our customers and shareholders,” said Dirk Wallinger, CEO of York.

York will report second quarter 2026 financial results on August 13, 2026 and Messerle will remain in his role as Chief Financial Officer of York through the filing of the Quarterly Report on Form 10-Q for the second quarter of 2026.

About York Space Systems

York Space Systems (NYSE: YSS) is a leading, U.S.-based national defense and commercial prime providing a comprehensive suite of mission-critical solutions for national security, government, and commercial customers. York is one of the only space and defense primes with proprietary hardware and software capabilities designed to address customers’ complex mission requirements across the critical elements of the entire space ecosystem throughout the mission lifecycle. York is purpose built to address evolving national security space challenges and to adapt to the ongoing shift in the U.S. government’s mission needs and procurement processes.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of, and we intend such forward-looking statements to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “emerging,” “expand,” “expect,” “feasibility,” “intend,” “may,” “objective,” “plan,” “potential,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology. In particular, statements about the execution of the company’s strategy, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this press release are forward-looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include: any failure of our spacecraft systems and related software to operate as intended, resulting in claims for product failures, schedule delays or other problems with existing or new products; cost overruns on our contracts, including before final receipt of a contract; significant competition in the global space and satellite market; our revenue, results of operations and reputation may be negatively impacted if our products contain defects or fail to operate in the expected manner; our failure to establish and maintain important relationships with government agencies and prime contractors; the scarcity or unavailability of critical components used to manufacture our products or used in our development programs; disruptions in U.S. government operations and funding and budgetary priorities of the U.S. government; the inability to comply with any of our contracts or meet eligibility requirements to obtain certain government contracts; and the other factors set forth in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release and the related conference call. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as required by law.

References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. York is not responsible for the content of third-party websites.

Media Contact
Sarah Nickell
Sarah.nickell@yorkspacesystems.com

Investor contact
Christopher Evenden
ir@yorkspacesystems.com